SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: January 20, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



         7485 New Horizon Way
         Frederick, Maryland                                             21703
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Address of principal executive offices                                (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------------              -----------------------------
(EX-23)                        Consent of PriceWaterhouseCoopers
                               LLP, independent Certified Public
                               Accountants of Financial Security
                               Assurance Inc. in connection with
                               Norwest Asset Securities
                               Corporation, Mortgage Pass-
                               Through Certificates, Series 1999-2

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORWEST ASSET SECURITIES CORPORATION


January 20, 1999

                                       By: /s/ Alan S. McKenney
                                           ----------------------------
                                           Alan S. McKenney
                                           Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(EX-23)          Consent of PricewaterhouseCoopers LLP,               E
                 independent Certified
                 Public Accountants of Financial Security
                 Assurance Inc. in connection with Norwest Asset
                 Securities Corporation, Mortgage
                 Pass-Through Certificates,
                 Series 1999-2